Exhibit 10.4

EXECUTION COPY

SALE AND ASSIGNMENT

THIS SALE AND ASSIGNMENT, dated as of October 29, 2010 (this “Agreement”), is entered into between FCC Investment Trust I (the “Seller”) and 50-by-50 LLC (the “Buyer”).

WHEREAS, the Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer a portfolio of receivables with, among other things, certain related security and rights of payment thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Purchase and Sale of the Sale Assets.  Upon the terms and subject to the conditions of this Agreement, the Seller shall sell, transfer and deliver to the Buyer, and the Buyer shall purchase from the Seller, the Sale Assets (as defined below) for the Purchase Price (as defined below) in cash, on the date hereof.

2.             Purchase Price.  With respect to the purchase of the Sale Assets, the Buyer shall pay a purchase price on the date hereof equal to the sum of $176,964.29 (the “Purchase Price”).  The Seller hereby acknowledges and agrees that the Purchase Price represents a fair market purchase price for the Sale Assets it is selling to the Buyer.  The Seller hereby directs the Buyer to pay the Purchase Price to Fortress Credit Co. LLC., as administrative agent under the Credit Agreement (as defined below) for application on the date hereof to the Seller’s outstanding obligations thereunder.  In addition, the Seller hereby agrees that all collections of principal, interest or any other proceeds received in respect of the Sale Assets after the date hereof shall be transferred to the Buyer’s account no. 135291000 at U.S. Bank National Association within two business days of receipt by the Seller.

3.             Designation of Receivables.  The Seller delivers herewith a computer file containing a true and complete list of the receivables sold and assigned hereunder, identified by (i) obligor name, (ii) original principal balance (or “amount financed”) of the receivable, (iii) the principal balance of the receivable as of October 29, 2010, (iv) contract number or other identifying number, (v) the applicable contractor name, and (vi) whether such receivable is related to a mortgage contract or a non-mortgage contract.  Such computer file shall be as of the date of this Agreement, incorporated into and made part of this Agreement and is marked as Schedule I hereto.

4.             Receivables.  The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Buyer, and the Buyer hereby purchases and takes from the Seller, all right, title and interest of the Seller in the property identified in clauses (i) - (iii) below whether constituting accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property and whether consisting of, arising out of, or related to any of the following, property, whether now owned or existing or hereafter created, arising or acquired and wherever located (collectively, the “Sale Assets”):

(i)            the receivables identified by the Seller as of the date hereof which are listed on Schedule I (the “Receivables”), together with all monies due or to become due in payment under such Receivables on and after such date, including, but not limited to, all collections thereon;

(ii)           all related security with respect to the Receivables referred to in clause (i) above; and

(iii)          all income and proceeds of the foregoing.

5.             Notification of Account Debtors.  The Buyer shall bear the responsibility and expense of notifying all account debtors of the Sale Assets of the sale hereof from the Seller to the Buyer and any new payment instructions related thereto; provided that, if requested by the Buyer, the Seller agrees to provide commercially reasonable cooperation with such efforts at the Buyer’s expense.

6.             Representation and Warranties.  This Agreement is made without recourse but on the terms and subject to the conditions set forth herein.  The Seller and the Buyer acknowledge and agree that the Seller makes no representations, warranties and covenants with respect to the Sale Assets and, upon payment of the Purchase Price by the Buyer, the Seller shall have no further rights or obligations with respect to the Sale Assets; provided that the Seller represents and warrants that upon completion of the transactions to be effected on the date hereof, the Buyer will acquire such title to the Sale Assets as the Borrower had at the time that Drawbridge Special Opportunities Fund LP sold all the equity interests in the Borrower to CLST Asset I, LLC, free and clear of any liens created by the Borrower.

7.             Release of Lien.  Fortress Credit Co. LLC, in its capacity as administrative agent under that certain Credit Agreement, dated as of November 10, 2008 (as amended, the “Credit Agreement”), by and among the Seller, Fortress Credit Co. LLC, as the administrative agent (the “Administrative Agent”), the lenders from time to time party thereto, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) and U.S. Bank National Association, on behalf of the lenders and other secured parties thereto, hereby relinquishes any and all right, title and interest it may have in the Sale Assets set forth on Schedule I hereto and shall execute such instruments of release in favor of the Seller with respect to the Sale Assets being released from the lien of the Administrative Agent and otherwise take such actions as are necessary or appropriate (including the filing of UCC termination statements) to release the lien of the Administrative Agent on the Sale Assets; provided that, if such UCC termination statements have not been filed within five business days from the date hereof, the Seller (and its agents and representatives) is hereby authorized, without further act or deed, to file appropriate termination statements with respect to the interests released hereby.

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8.             Entire Agreement.  This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

9.             GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.           Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the Seller, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Seller is made and intended not as a personal representation, undertaking or agreement by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Seller, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this Agreement or any other related documents; provided, however, that U.S. Bank Trust National Association shall remain personally liable for the breach or failure of the representations and warranties made in its personal capacity in the applicable trust agreement for the Seller.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officer as of the date first above written.

FCC INVESTMENT TRUST I,
as the Seller

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:	/s/ Michael D. Bengston
Name:	Michael D. Bengston
Title:	Assistant Vice President

50-BY-50 LLC,
as the Buyer

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Acknowledged and Agreed:

FORTRESS CREDIT CO. LLC, as
Administrative Agent under the Credit Agreement

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Schedule I

See Attached

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
35021	*****	*****	*****	SECURED
25405	*****	*****	*****	UNSECURED
27460	*****	*****	*****	SECURED
27701	*****	*****	*****	SECURED
22886	*****	*****	*****	SECURED
41031	*****	*****	*****	SECURED
38879	*****	*****	*****	SECURED
42609	*****	*****	*****	UNSECURED
34719	*****	*****	*****	SECURED
40087	*****	*****	*****	UNSECURED
29477	*****	*****	*****	SECURED
13483	*****	*****	*****	SECURED
34577	*****	*****	*****	UNSECURED
42176	*****	*****	*****	SECURED
25054	*****	*****	*****	SECURED
43442	*****	*****	*****	UNSECURED
38683	*****	*****	*****	UNSECURED
42605	*****	*****	*****	SECURED
38890	*****	*****	*****	SECURED
35521	*****	*****	*****	SECURED
31367	*****	*****	*****	SECURED
34178	*****	*****	*****	SECURED
39817	*****	*****	*****	UNSECURED
42831	*****	*****	*****	UNSECURED
46876	*****	*****	*****	UNSECURED
20645	*****	*****	*****	SECURED
12848	*****	*****	*****	SECURED
44369	*****	*****	*****	UNSECURED
12677	*****	*****	*****	SECURED
39248	*****	*****	*****	UNSECURED
34716	*****	*****	*****	UNSECURED
33466	*****	*****	*****	UNSECURED
29279	*****	*****	*****	UNSECURED
44731	*****	*****	*****	SECURED
39237	*****	*****	*****	SECURED
12201	*****	*****	*****	SECURED
37988	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.